Property, Plant and Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
Property, plant and equipment by major classification as of December 31 (in thousands):

	2013	2012
Land and buildings	$1,605	$1,510
Machinery and equipment	86,559	70,972
Assets under capital lease	888	1,686
Construction in process	5,877	3,368
Total	94,929	77,536
Less accumulated depreciation	(40,023)	(28,200)
	$54,906	$49,336

Depreciation expense was approximately $12.1 million and $10.3 million for the years ended December 31, 2013 and 2012, respectively.
We review long-lived assets for recoverability whenever events or changes in circumstances indicate that carrying amounts of an asset group may not be recoverable. Our asset groups are established by determining the lowest level of cash flows available. If the estimated undiscounted cash flows are less than the carrying amounts of such assets, we recognize an impairment loss in an amount necessary to write-down the assets to fair value as estimated from expected future discounted cash flows. Estimating the fair value of these assets is judgmental in nature and involves the use of significant estimates and assumptions. We base our fair value estimates on assumptions we believe to be reasonable, but that are inherently uncertain. For the years ended December 31, 2013 and 2012, no impairment charges were recorded.